MARCH 9, 2018

SUPPLEMENT TO THE

COMBINED STATEMENT OF ADDITIONAL INFORMATION

FOR HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

DATED MAY 1, 2017, AS SUPPLEMENTED THROUGH MARCH 1, 2018

Effective as of February 15, 2018, Michael J. Flook is no longer Vice President, Treasurer and Controller of Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. (each a “Company”, together as the “Companies”) and Laura Quade has been appointed as Treasurer of the Companies. Accordingly, the “Officers and Interested Directors” table in the section entitled “Fund Management” in the Funds’ Statement of Additional Information is revised to delete the references to Mr. Flook in their entirety and to identify Ms. Quade as Vice President and Treasurer of the Companies.

This Supplement should be retained with your Statement of Additional Information for future reference.

March 2018